Principal Funds, Inc.
Supplement dated March 29, 2019
to the Statement of Additional Information dated March 1, 2019
(as supplemented on March 18, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Under Advisor: Principal Global Investors, LLC (Principal Portfolio StrategiesSM Portfolio Managers), in the Ownership of Securities table, delete the row for James W. Fennessey - Principal LifeTime 2040, and replace with the following:

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Principal LifeTime 2040	None